UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):

December 31, 2003

hi/fn, inc.

(Exact name of registrant as specified in its charter)

0-24765
(Commission File Number)

DELAWARE		33-0732700
(State of Incorporation)		(IRS Employer Identification Number)

750 University Avenue
Los Gatos, CA		95032
(Address of principal executive offices)		(Zip Code)

(408) 399-3500
Registrant’s telephone number, including area code

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS
ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
EXHIBIT 2.1
EXHIBIT 2.2
EXHIBIT 2.3

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     On December 31, 2003, the registrant acquired certain assets and licensed certain intellectual property (collectively, the “Acquired Assets”) from International Business Machines Corporation (“IBM”) comprising or associated with IBM’s Picoprocessor PowerNP™ product line in exchange for approximately $15 million in cash (the “Purchase Price”). The registrant acquired the Acquired Assets pursuant to, among other agreements, and other instruments, an Asset Purchase Agreement, an Intellectual Property Agreement and a Patent License Agreement, each dated as of December 30, 2003, by and between the registrant and IBM, copies of which are attached hereto as Exhibits 2.1, 2.2 and 2.3, respectively, and incorporated herein by reference. The registrant used its existing cash reserves to fund the Purchase Price for the Acquired Assets.

     On January 5, 2004, the registrant issued a press release announcing its acquisition of the Acquired Assets, a copy of which was attached as Exhibit 99.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on January 5, 2004 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     Certain financial statements and pro forma financial information relating to the Acquired Assets will be filed with the Securities and Exchange Commission (the “SEC”) by amendment to this Current Report on Form 8-K not later than 60 days after the date that this Current Report on Form 8-K was required to be filed with the SEC under applicable rules and regulations of the SEC.

     The exhibits listed below and in the accompanying Exhibit Index are filed as part of the Current Report on Form 8-K/A.

Exhibit No.	Exhibit Description

2.1	Asset Purchase Agreement, dated as of December 30, 2003, by and between hi/fn, inc. and International Business Machines Corporation.

2.2	Intellectual Property Agreement, dated as of December 30, 2003, by and between hi/fn, inc. and International Business Machines Corporation.

2.3	Patent License Agreement, dated as of December 30, 2003, by and between hi/fn, inc. and International Business Machines Corporation.

99.1*	Press release issued by hi/fn, inc., dated January 5, 2004.

*	Incorporated by reference to hi/fn, inc.’s Current Report on Form 8-K as filed with the Securities and Exchange Commission on January 5, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 14, 2004

hi/fn, inc

	By	/s/ William R. Walker

William R. Walker
Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

2.1	Asset Purchase Agreement, dated as of December 30, 2003, by and between hi/fn, inc. and International Business Machines Corporation.

2.2	Intellectual Property Agreement, dated as of December 30, 2003, by and between hi/fn, inc. and International Business Machines Corporation.

2.3	Patent License Agreement, dated as of December 30, 2003, by and between hi/fn, inc. and International Business Machines Corporation.

99.1*	Press release issued by hi/fn, inc. dated January 5, 2004.

*	Incorporated by reference to hi/fn, inc.’s Current Report on Form 8-K as filed with the Securities and Exchange Commission on January 5, 2004.